Exhibit 99.1

                      GCFP Mortgage Loan Purchase Agreement

                      GCFP MORTGAGE LOAN PURCHASE AGREEMENT

            Pursuant to this Mortgage Loan Purchase Agreement dated as of October 1, 2007 (this "Agreement"), between Greenwich Capital Financial Products, Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Greenwich Capital Commercial Funding Corp. (together with its successors and permitted assigns hereunder, the "Purchaser"), the Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (collectively, the "Mortgage Loans"), as identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

            The Purchaser intends to deposit the Mortgage Loans, together with other assets, into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the Greenwich Capital Commercial Funding Corp., Commercial Mortgage Trust 2007-GG11, Commercial Mortgage Pass-Through Certificates, Series 2007-GG11. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of October 1, 2007, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer") and LaSalle Bank National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

            The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of October 18, 2007, with Goldman, Sachs & Co. ("GSC"), Greenwich Capital Markets, Inc. ("GCM"), Credit Suisse Securities
(USA) LLC, JPMorgan Securities Inc., Merrill, Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of October 18, 2007 with GCM and GSC (together, in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (other than the Residual Interest Certificates).

            In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Initial Purchasers have entered into an Indemnification Agreement (the "Indemnification Agreement" and together with this Agreement, the "Operative Documents"), dated as of October 18, 2007.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $628,077,795.87 (the "Initial Principal Balance") as of the close of business on its Due Date in October 2007 or, with respect to each Mortgage Loan that does not have a Due Date in October 2007, the later of its related date of origination and October 6, 2007 (the "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on October 30, 2007, or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of a
cash amount equal to           % of the Initial Principal Balance, plus interest
accrued on each Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date (to the extent that such Cut-off Date is prior to the Closing Date) up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, subject to the rights of the holders of any related Companion Loans as specified in the related Co-Lender Agreement, as applicable, and the Purchaser hereby assumes such Mortgage Loans, together with the rights and obligations related to such Mortgage Loans as specified in the related Co-Lender Agreement. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall, subject to the rights of the holders of any related Companion Loans, as applicable, be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall, subject to the rights of the holders of any related Companion Loans, as applicable, belong to, and be promptly remitted to, the Seller.

            (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit, or cause to be delivered and deposited, with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement; provided that, with respect to any Non-Serviced Trust Loan, the preceding delivery requirements will be satisfied by delivery of the original Mortgage Note(s) (and all intervening endorsements) related to such Non-Serviced Trust Loan and a copy of the "mortgage file" delivered under the applicable Lead PSA. If the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (a)(ii), (a)(iii), (a)(vi) (if recorded) and (a)(viii) of the definition of "Mortgage File" solely because of delay caused by the public recording office where such document or instrument has been delivered for recordation, the Seller shall deliver to the Trustee a copy of the original, certified by the Seller to be a true and complete copy of the original thereof submitted for recording. Concurrently with such delivery, the Seller shall deliver, or cause to be delivered, to the Master Servicer and the Special Servicer copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee.

            (d) For each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee, the Seller shall bear the out-of-pocket costs and expenses related to recording or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each related assignment of Mortgage and assignment of Assignment of Leases, in favor of the Trustee referred to in clause (a)(iv) of the definition of "Mortgage File" and each related UCC-2 and UCC-3 assignment referred to in clause (a)(viii) of the definition of "Mortgage File." If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            (e) The Seller shall deliver, or cause to be delivered, to the Master Servicer within 10 business days after the Closing Date, all documents and records that (i) relate to the servicing and administration of the Serviced Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Serviced Loans (including any asset summaries related to the Mortgage Loans that were delivered to the Rating Agencies in connection with the rating of the Certificates) and (iii) are in possession or control of the Mortgage Loan Seller, together with (x) all unapplied Escrow Payments and Reserve Funds in the possession or under control of the Seller that relate to the Serviced Loans and (y) a statement indicating which Escrow Payments and Reserve Funds are allocable to such Serviced Loans), provided that the Seller shall not be required to deliver any draft documents, privileged or other internal communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

            (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

            (g) The Seller shall provide, or cause to be provided, to the Master Servicer the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement.

            (h) The Seller shall provide the Master Servicer with the Supplemental Servicer Schedule.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof and as of the Closing Date, that:

            (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under the Operative Documents, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations under the Operative Documents, and possesses all requisite authority and power to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of each Operative Document.

            (ii) Each Operative Document has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of each Operative Document by the Seller and the Seller's performance and compliance with the terms of each Operative Document will not (A) violate the Seller's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect its performance hereunder.

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under the Operative Documents or that requires the consent of any third person to the execution and delivery of the Operative Documents by the Seller or the performance by the Seller of its obligations under the Operative Documents.

            (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Operative Documents or the consummation of the transactions contemplated by the Operative Documents; and no bulk sale law applies to such transactions.

            (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into the Operative Documents or materially and adversely affect the performance by the Seller of its obligations under the Operative Documents.

            (viii) The Seller intends to treat the transfer of the Mortgage Loans to the Purchaser as a sale for accounting and tax purposes. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            (ix) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B attached hereto, except as otherwise set forth on Exhibit C attached hereto; provided that the Seller expressly does not make any Multifamily Representation with respect to any Mortgage Loan that is not in the Multifamily Loan Group. As used in Exhibit B, the term "Multifamily Loan Group" shall mean a loan group comprised of the multifamily mortgages and mortgages on manufactured housing parks identified as Loan Group 2 on the Mortgage Loan Schedule. The term "Multifamily Representation" shall mean each of the representations and warranties made by the Seller with respect to any Mortgage Loan in the Multifamily Loan Group in clause (48) of Exhibit B.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof and as of the Closing Date that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents,
      (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

            (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

            SECTION 5. Notice of Breach; Cure; Repurchase.

            (a) If the Seller discovers or receives notice in accordance with
Section 10 hereof of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects (or, in the case of a breach of any Multifamily Representation, is deemed to materially and adversely affect) the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Purchaser in such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach," as the case may be), then (subject to Section 5(b)) the Seller shall, within 90 days after its discovery or receipt of such notice of such Material Document Defect or Material Breach (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days after any party discovering such Material Document Defect or Material Breach) (such 90-day period, in either case, the "Initial Resolution Period"), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property, or in the case of any Mortgaged Property related to a Loan Group, to the extent of the Seller's interest therein) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (A) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified Mortgage, (B) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (C) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, (D) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the applicable Initial Resolution Period, and (E) the affected Mortgage Loan is not then a Specially Serviced Mortgage Loan, then the Seller shall have such additional 90-day period (the "Resolution Extension Period") to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property); and provided, further, that, if any such Material Document Defect is still not cured after the initial 90-day period and any such additional 90-day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Document Defect so long as the Seller certifies to the Purchaser every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure or repurchase may continue beyond the second anniversary of the Closing Date. Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. Provided that the Master Servicer has notice of such Material Document Defect or Material Breach, the Master Servicer shall notify the Seller if the related Mortgage Loan becomes a Specially Serviced Mortgage Loan during any applicable cure periods. Any of the following document defects shall be conclusively presumed to be a Material Document Defect: (a) the absence from the Mortgage File of the original signed Mortgage Note, together with the endorsements referred to in clause (a)(i) of the definition of "Mortgage File," unless the Mortgage File contains a signed lost note affidavit and indemnity with respect to the missing Mortgage Note and any missing endorsement that appears to be regular on its face, (b) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original executed Mortgage or a copy of such Mortgage certified by the local authority with which the Mortgage was recorded, in each case with evidence of recording thereon, that appears to be regular on its face, unless there is included in the Mortgage File a copy of the executed Mortgage and a certificate stating that the original signed Mortgage was sent for recordation, (c) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, or marked up insurance binder or title commitment which is marked as a binding commitment and countersigned by title company, insuring the priority of the Mortgage as a first lien on the Mortgaged Property, (d) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignment to the Trustee on behalf of the Trust and a certificate stating that the original intervening assignments were sent for recordation, unless there is included in the Mortgage File a certified copy of the intervening assignment or (e) other than with respect to a Non-Serviced Trust Loan, the absence from the Servicing File of any original letter of credit. For purposes of this Section 5(a) and other related provisions of this Agreement, a breach of any Multifamily Representation with respect to a Mortgage Loan in the Multifamily Loan Group shall be deemed to materially and adversely affect the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Purchaser in such Mortgage Loan and shall constitute a Material Breach.

            (b) If (x) any Mortgage Loan is subject to a Material Breach or Material Document Defect and would otherwise be required to be repurchased as contemplated by Section 5(a), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or is secured by a portfolio of Mortgaged Properties, and (z) the applicable Material Breach of Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties in such portfolio, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to (i) in the case of a Cross-Collateralized Group, terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto or (ii) in the case of Mortgage Loan secured by a portfolio of Mortgaged Properties, release the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination or release will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event to occur with respect to the Grantor Trust and (B) a written confirmation from each Rating Agency that such termination or release will not cause an Adverse Rating Event to occur with respect to any Class of Certificates, (ii) the debt service coverage ratio for the four preceding calendar quarters for all of the Mortgage Loans relating to such Cross-Collateralized Group remaining is not less than 0.05x below the debt service coverage ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, (iii) the loan-to-value ratio for all of the Mortgage Loans of such Cross-Collateralized Group remaining is not greater than 5% more than the loan-to-value ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, and (iv) the Directing Holder (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Directing Holder's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group or Mortgage Loan in lieu of terminating the cross-collateralization or a release of the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan. In the event that the cross-collateralization of any Cross-Collateralized Group is terminated or any Mortgaged Property related to a Mortgage Loan secured by a portfolio of Mortgaged Properties is released pursuant to this paragraph, the Seller may elect either to repurchase only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, is a Material Breach or Material Document Defect, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to Section 5(a) that (i) the Purchaser shall have executed and delivered such instruments of endorsement, transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder; (ii) the Purchaser shall deliver to the Seller all portions of the Mortgage File and other documents pertaining to such Mortgage Loan; and (iii) the Purchaser shall release to the Seller any escrow payments or reserve funds held by it, or on its behalf, in respect of such Mortgage Loan. If any Mortgage Loan is to be repurchased as contemplated by
Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

            (c) The Seller hereby acknowledges and agrees that any modification of the Mortgage Loan pursuant to a workout, foreclosure, sale or other liquidation pursuant to, and in accordance with, the Pooling and Servicing Agreement shall not constitute a defense to any repurchase claim disputed by the Seller nor shall such modification change the Purchase Price due from the Seller for any repurchase claim. In the event of any such modification, the Seller hereby agrees to repurchase the Mortgage Loan as modified, if the Seller is required to or elects to repurchase such Mortgage Loan in accordance with the terms of this Section 5. Any sale of the related Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the successor REO Property, shall be without
(i) recourse of any kind (either expressed or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either expressed or implied) by the Seller to or for the benefit of such Person.

            (d) The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the successor REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or successor REO Property, which claim shall be made in accordance with this Section 5. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or the successor REO Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.01 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between (i) any Liquidation Proceeds received upon such liquidation net of Liquidation Expenses and (ii) the Purchase Price; provided that the prevailing party in such action shall be entitled to recover from the other party all costs, fees and expenses (including reasonable attorneys fees) related thereto.

            (e) [Reserved].

            (f) It is understood and agreed that the obligations of the Seller set forth in Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase such Mortgage Loan constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            (g) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph 23 or paragraph 43 of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related Mortgagor to bear the Rating Agency fees reflected in paragraph 23 or reasonable costs and expenses associated with a defeasance, as set forth in paragraph 43 (any such fees, costs or expenses, referred to herein as "Covered Costs"), then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (ii) have not been paid by the Mortgagor, (iii) are the basis of such Breach and (iv) constitute "Covered Costs." Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances.

            (h) If during the period of time that the Underwriters are required, under applicable law, to deliver a prospectus related to the Public Certificates in connection with sales of the Public Certificates by an Underwriter or a dealer and the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes the Mortgage Loan Seller Information previously provided to be incorrect or untrue, and which directly results in a material misstatement or omission in the Prospectus Supplement, including Annex A, Annex B or Annex C thereto and the CD ROM and the Diskette included therewith (collectively, the "Public Offering Documents"), and as a result the Underwriters' legal counsel has determined that it is necessary to amend or supplement the Public Offering Documents in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or to make the Public Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Mortgage Loan Seller Information at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Underwriters, such amendments or supplements to the Public Offering Documents as may be necessary so that the statements in the Public Offering Documents, as so amended or supplemented, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading and will comply with applicable law. All capitalized terms used in this paragraph (h) and not otherwise defined in this Agreement shall have the meanings set forth in the Indemnification Agreement.

            (i) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced Companion Loan that is deposited into another securitization, the depositor of such securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next the Purchaser's name on Exhibit P and Exhibit Q of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 A.M., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

            (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

            (c) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

            (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

            (c) The Indemnification Agreement duly executed by the parties thereto;

            (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (e) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents or certificates are their genuine signatures, or such other statement relating to incumbency that is acceptable to the Purchaser, the Underwriters and the Initial Purchasers;

            (f) As certified by an officer of the Seller, true and correct copies of (i) the organizational documents of the Seller, and (ii) a certificate of good standing of the Seller issued by the Secretary of State of the State of Delaware as of a recent date;

            (g) A favorable opinion of counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of such counsel as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

            (h) A favorable opinion of in-house counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

            (i) A letter of counsel of the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Underwriters, to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading; and

            (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 8. Costs. The reasonable out-of-pocket costs and expenses incurred by the Seller, each other mortgage loan seller, the Purchaser, the Underwriters and the Initial Purchasers in connection with the securitization of the Mortgage Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable as set forth in a separate writing among such parties on the Closing Date.

            SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee) until the termination of the Pooling and Servicing Agreement pursuant to the terms thereof.

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

            SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                      SELLER

                                      GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.



                                      By: /s/ Andrew Snow
                                          ---------------
                                          Name:  Andrew Snow
                                          Title: Senior Vice President

                                      Address for Notices:

                                      600 Steamboat Road
                                      Greenwich, CT
                                      Attention: Andrew Snow
                                      Facsimile No.: (203) 618-2134
                                      and
                                      Attention: Paul Stevelman, Esq.
                                      Facsimile No.: (203) 618-2132

                                      PURCHASER

                                      GREENWICH CAPITAL COMMERCIAL FUNDING CORP.


                                      By: /s/ Andrew Snow
                                          ---------------
                                          Name:  Andrew Snow
                                          Title: Senior Vice President

                                      Address for Notices:

                                      600 Steamboat Road
                                      Greenwich, CT
                                      Attention: Andrew Snow
                                      Facsimile No.: (203) 618-2134
                                      and
                                      Attention: Paul Stevelman, Esq.
                                      Facsimile No.: (203) 422-4756

                                    EXHIBIT A

                             Mortgage Loan Schedule


GCCFC 07-GG11
Loan ID         GCFP Control_Number   GCFP Loan ID   Loan Name
-------------   -------------------   ------------   ----------------------------------------------
            5   06-1111               06-1111        9000 Sunset Boulevard
            8   07-0554               07-0554        Hyatt Regency Milwaukee
           11   06-1336               06-1336        Diamond Run Mall
           13   06-1191               06-1191        Drinkard Portfolio
        13.01   06-1191               06-1191        Hazard Village
        13.02   06-1191               06-1191        MTN Marktplatz
        13.03   06-1191               06-1191        Black Gold Plaza
        13.04   06-1191               06-1191        DeKalb Plaza
           14   07-0607               07-0607        Clearwater House
           16   07-0617               07-0617        Doubletree Hotel Memphis
           17   07-0417               07-0417        650 Avenue of the Americas
           19   07-0655               07-0655        955 Massachusetts Avenue
           22   07-0286               07-0286        Soleil Apartments
           23   07-0430               07-0430        18581 Teller Avenue
           27   07-0337               07-0337        530 Davis Drive
           28   07-0432               07-0432        630 Davis Drive
           29   07-0405               07-0405        Whole Foods Mill Valley
           36   06-1044               06-1044        Daibes Ground Lease Portfolio
        36.01   06-1044               06-1044        Mariners - Paramus
        36.02   06-1044               06-1044        HSBC - Edison
        36.03   06-1044               06-1044        HSBC - Woodbridge
        36.04   06-1044               06-1044        Mariners - Hackensack
        36.05   06-1044               06-1044        Mariners - Cliffside
        36.06   06-1044               06-1044        North Fork - Aberdeen
        36.07   06-1044               06-1044        Mariners - Dumont
        36.08   06-1044               06-1044        BofA - Weehawken
        36.09   06-1044               06-1044        BofA - Newark
        36.10   06-1044               06-1044        BofA - Bernardsville
        36.11   06-1044               06-1044        D&D - Trenton
           39   06-0840               06-0840        696 Hampshire Road
           41   07-0382               07-0382        East West Shops
           43   07-0572               07-0572        Marina Dunes Beach Resort
           47   07-0100               07-0100        Glen Cove Marina
           48   07-0458               07-0458        Aeia Town Square
           50   06-0799               06-0799        LA Fitness Tinley Park
           56   07-0575               07-0575        Laniakea Plaza
           57   06-0995               06-0995        L.A. Fitness - Rowlett
           58   07-0514               07-0514        Homewood Suites Oakland
           59   07-0645               07-0645        Venetian Apartments
           61   07-0183               07-0183        Tenaya Quail East
           62   07-0003               07-0003        Broad River Village
           63   07-0013               07-0013        Hotel Metropole
           67   07-0413               07-0413        SecurCare Self Storage Oklahoma City Portfolio
        67.01   07-0413               07-0413        600 NW 178th Street
        67.02   07-0413               07-0413        7829 West Hefner Road
        67.03   07-0413               07-0413        11700 South May Avenue
        67.04   07-0413               07-0413        8900 South Sooner Road
        67.05   07-0413               07-0413        3401 South Prospect Avenue
           69   07-0448               07-0448        Roosevelt Gardens Shopping Center
           73   06-0869               06-0869        Moorpark Hotel
           75   07-0308               07-0308        Holiday Inn Express Arrowood
           76   07-0452               07-0452        Sanatoga Village Shopping Center
           78   07-0302               07-0302        Comfort Suites Newport News
           83   07-0534               07-0534        162 East Main Street
           85   07-0597               07-0597        South Park Shopping Center
           88   07-0409               07-0409        Walgreens - Northport
           90   07-0304               07-0304        James Center Professional Plaza
           96   07-0109               07-0109        Chateau du Val
           97   07-0182               07-0182        3060 Kenneth Street
           99   07-0521               07-0521        Walgreen Madison
          101   07-0175               07-0175        Advance Auto Parts II
       101.01   07-0175               07-0175        Advance Auto Parts Jamestown, NC
       101.02   07-0175               07-0175        Advance Auto Parts Danville, VA
       101.03   07-0175               07-0175        Advance Auto Parts Pembroke, NC
          118   07-0612               07-0612        Mini U Storage
          119   07-0529               07-0529        6300 Mae Anne Avenue
          122   07-0245               07-0245        Family Dollar Building


GCCFC 07-GG11
Loan ID         Property Name                                    General Property Type   Detailed Property Type
-------------   ----------------------------------------------   ---------------------   ----------------------
            5   9000 Sunset Boulevard                            Office                  General Urban
            8   Hyatt Regency Milwaukee                          Hospitality             Full Service
           11   Diamond Run Mall                                 Retail                  Regional Mall
           13   Drinkard Portfolio
        13.01   Hazard Village                                   Retail                  Anchored
        13.02   MTN Marktplatz                                   Retail                  Anchored
        13.03   Black Gold Plaza                                 Retail                  Anchored
        13.04   DeKalb Plaza                                     Retail                  Anchored
           14   Clearwater House                                 Office                  General Urban
           16   Doubletree Hotel Memphis                         Hospitality             Full Service
           17   650 Avenue of the Americas                       Retail                  Unanchored
           19   955 Massachusetts Avenue                         Office                  General Urban
           22   Soleil Apartments                                Multifamily             Garden
           23   18581 Teller Avenue                              Office                  General Suburban
           27   530 Davis Drive                                  Office                  General Suburban
           28   630 Davis Drive                                  Office                  General Suburban
           29   Whole Foods Mill Valley                          Retail                  Anchored
           36   Daibes Ground Lease Portfolio
        36.01   Mariners - Paramus                               Land                    Ground Lease
        36.02   HSBC - Edison                                    Land                    Ground Lease
        36.03   HSBC - Woodbridge                                Land                    Ground Lease
        36.04   Mariners - Hackensack                            Land                    Ground Lease
        36.05   Mariners - Cliffside                             Land                    Ground Lease
        36.06   North Fork - Aberdeen                            Land                    Ground Lease
        36.07   Mariners - Dumont                                Land                    Ground Lease
        36.08   BofA - Weehawken                                 Land                    Ground Lease
        36.09   BofA - Newark                                    Land                    Ground Lease
        36.10   BofA - Bernardsville                             Land                    Ground Lease
        36.11   D&D - Trenton                                    Land                    Ground Lease
           39   696 Hampshire Road                               Office                  Medical
           41   East West Shops                                  Retail                  Anchored
           43   Marina Dunes Beach Resort                        Hospitality             Full Service
           47   Glen Cove Marina                                 Other                   Marina
           48   Aeia Town Square                                 Retail                  Unanchored
           50   LA Fitness Tinley Park                           Retail                  Single Tenant
           56   Laniakea Plaza                                   Retail                  Unanchored
           57   L.A. Fitness - Rowlett                           Retail                  Anchored
           58   Homewood Suites Oakland                          Hospitality             Limited Service
           59   Venetian Apartments                              Multifamily             Garden
           61   Tenaya Quail East                                Industrial              Office/Warehouse
           62   Broad River Village                              Retail                  Anchored
           63   Hotel Metropole                                  Hospitality             Limited Service
           67   SecurCare Self Storage Oklahoma City Portfolio
        67.01   600 NW 178th Street                              Self-Storage            General, units only
        67.02   7829 West Hefner Road                            Self-Storage            General, units only
        67.03   11700 South May Avenue                           Self-Storage            General, units only
        67.04   8900 South Sooner Road                           Self-Storage            General, units only
        67.05   3401 South Prospect Avenue                       Self-Storage            General, units only
           69   Roosevelt Gardens Shopping Center                Retail                  Anchored
           73   Moorpark Hotel                                   Hospitality             Full Service
           75   Holiday Inn Express Arrowood                     Hospitality             Limited Service
           76   Sanatoga Village Shopping Center                 Retail                  Anchored
           78   Comfort Suites Newport News                      Hospitality             Limited Service
           83   162 East Main Street                             Retail                  Single Tenant
           85   South Park Shopping Center                       Retail                  Anchored
           88   Walgreens - Northport                            Retail                  Single Tenant
           90   James Center Professional Plaza                  Office                  General Suburban
           96   Chateau du Val                                   Multifamily             Mid-Rise
           97   3060 Kenneth Street                              Industrial              Industrial
           99   Walgreen Madison                                 Retail                  Single Tenant
          101   Advance Auto Parts II
       101.01   Advance Auto Parts Jamestown, NC                 Retail                  Single Tenant
       101.02   Advance Auto Parts Danville, VA                  Retail                  Single Tenant
       101.03   Advance Auto Parts Pembroke, NC                  Retail                  Single Tenant
          118   Mini U Storage                                   Self-Storage            General, units only
          119   6300 Mae Anne Avenue                             Retail                  Unanchored
          122   Family Dollar Building                           Retail                  Unanchored


GCCFC 07-GG11
Loan ID         Address                                City                County          State            Zip Code
-------------   ------------------------------------   -----------------   -------------   --------------   --------
            5   9000 West Sunset Boulevard             Los Angeles         Los Angeles     California          90069
            8   333 West Kilbourn Avenue               Milwaukee           Milwaukee       Wisconsin           53203
           11   One Route 7 South (at Route 4)         Rutland             Rutland         Vermont             05701
           13
        13.01   330 Village Lane                       Hazard              Perry           Kentucky            41701
        13.02   1700-1750 Marktplatz Center SW         Cullman             Cullman         Alabama             35055
        13.03   254 Black Gold Boulevard               Hazard              Perry           Kentucky            41702
        13.04   110 DeKalb Plaza Boulevard SW          Fort Payne          DeKalb          Alabama             35967
           14   2187 Atlantic Street                   Stamford            Fairfield       Connecticut         06902
           16   185 Union Street                       Memphis             Shelby          Tennessee           38103
           17   650 Avenue of the Americas             New York            New York        New York            10010
           19   955 Massachusetts Avenue               Cambridge           Middlesex       Massachusetts       02139
           22   125 Great Harbor Way                   Ponte Vedra Beach   Saint Johns     Florida             32082
           23   18581 Teller Avenue                    Irvine              Orange          California          92612
           27   530 Davis Drive                        Durham              Durham          North Carolina      27713
           28   630 Davis Drive                        Durham              Durham          North Carolina      27713
           29   731 East Blithedale Avenue             Mill Valley         Marin           California          94941
           36
        36.01   242 Oradell Avenue                     Paramus             Bergen          New Jersey          07652
        36.02   33 Highway 27                          Edison              Middlesex       New Jersey          08820
        36.03   915 St. Georges Avenue                 Woodbridge          Middlesex       New Jersey          07095
        36.04   240 Essex Street                       Hackensack          Bergen          New Jersey          07601
        36.05   757-763 Palisades Avenue               Cliffside Park      Bergen          New Jersey          07010
        36.06   1037 Route 34                          Aberdeen            Monmouth        New Jersey          07747
        36.07   562 Washington Street                  Dumont              Bergen          New Jersey          07628
        36.08   1834 Willow Avenue                     Weehawken           Hudson          New Jersey          07086
        36.09   526 Bloomfield Avenue                  Newark              Essex           New Jersey          07107
        36.10   35 Morristown Road                     Bernardsville       Somerset        New Jersey          07924
        36.11   1072 Chambers Street                   Trenton             Mercer          New Jersey          07095
           39   696 Hampshire Road                     Thousand Oaks       Ventura         California          91362
           41   1025 East West Connector               Austell             Cobb            Georgia             30106
           43   3295 Dunes Drive                       Marina              Monterey        California          93933
           47   76 Shore Road                          Glen Cove           Nassau          New York            11542
           48   99-80, 82, 84 Kauhale Street           Aiea                Honolulu        Hawaii              96701
           50   18400 Convention Center Drive          Tinley Park         Cook            Illinois            60477
           56   94-1221 Ka Uka Boulevard               Waipahu             Honolulu        Hawaii              96797
           57   4401 Lakeview Parkway                  Rowlett             Dallas          Texas               75088
           58   1103 Embarcadero                       Oakland             Alameda         California          94606
           59   1050 Capri Isles Boulevard             Venice              Sarasota        Florida             34292
           61   6620, 6640 and 6670 South Tenaya Way   Las Vegas           Clark           Nevada              89113
           62   11107 Broad River Road                 Irmo                Richland        South Carolina      29063
           63   200 Crescent Avenue                    Avalon              Los Angeles     California          90704
           67
        67.01   600 NW 178th Street                    Oklahoma City       Oklahoma        Oklahoma            73003
        67.02   7829 West Hefner Road                  Oklahoma City       Oklahoma        Oklahoma            73162
        67.03   11700 South May Avenue                 Oklahoma City       Oklahoma        Oklahoma            73170
        67.04   8900 South Sooner Road                 Oklahoma City       Oklahoma        Oklahoma            73135
        67.05   3401 South Prospect Avenue             Oklahoma City       Oklahoma        Oklahoma            73129
           69   2300 East Little Creek Road            Norfolk             Norfolk City    Virginia            23518
           73   4241 Moorpark Avenue                   San Jose            Santa Clara     California          95129
           75   805 West Arrowood Road                 Charlotte           Mecklenburg     North Carolina      28217
           76   2190 East High Street                  Pottstown           Montgomery      Pennsylvania        19464
           78   12570 Jefferson Avenue                 Newport News        Warwick         Virginia            23602
           83   162 East Main Street                   Mount Kisco         Westchester     New York            10549
           85   3193 Peters Creek Parkway              Winston Salem       Forsyth         North Carolina      27127
           88   555 Larkfield Road                     East Northport      Suffolk         New York            11731
           90   1628 South Mildred Street              Tacoma              Pierce          Washington          98465
           96   3748 West 9th Street                   Los Angeles         Los Angeles     California          90019
           97   3060-3098 Kenneth Street               Santa Clara         Santa Clara     California          95054
           99   6707 North Ridge Road                  Madison             Lake            Ohio                44057
          101
       101.01   401 West Main Street                   Jamestown           Guilford        North Carolina      27282
       101.02   1309 South Boston Road                 Danville            Danville City   Virginia            24540
       101.03   7982 NC Highway 711                    Pembroke            Robeson         North Carolina      28372
          118   39670 Grand River                      Novi                Oakland         Michigan            48375
          119   6300 Mae Anne Avenue                   Reno                Washoe          Nevada              89523
          122   791 South Main Street                  Pleasant Grove      Utah            Utah                84062


GCCFC 07-GG11
Loan ID         Original Balance   Cut-off Date Balance   Monthly Debt Service   Gross Interest Rate    Seasoning
-------------   ----------------   --------------------   --------------------   -------------------    ---------
            5        $80,000,000         $80,000,000.00            $484,744.16                6.0990%           0
            8        $44,160,000         $44,160,000.00            $292,286.60                6.9490%           1
           11        $36,800,000         $36,800,000.00            $218,509.77                5.9100%           1
           13        $30,000,000         $30,000,000.00            $195,637.51                6.8030%           3
        13.01
        13.02
        13.03
        13.04
           14        $30,000,000         $30,000,000.00            $159,108.33                6.2600%           1
           16        $27,400,000         $27,400,000.00            $176,333.87                6.6740%           0
           17        $27,300,000         $27,300,000.00            $144,094.71                6.2300%           4
           19        $26,000,000         $26,000,000.00            $167,806.77                6.7020%           0
           22        $20,000,000         $20,000,000.00            $103,750.83                6.1230%           4
           23        $20,000,000         $20,000,000.00             $95,730.69                5.6497%           5
           27        $11,750,000         $11,750,000.00             $58,902.91                5.9170%           5
           28         $5,535,000          $5,535,000.00             $27,747.03                5.9170%           5
           29        $17,000,000         $17,000,000.00             $85,768.54                5.9550%           5
           36        $15,034,147         $15,034,147.22             $93,243.56                6.3190%           1
        36.01
        36.02
        36.03
        36.04
        36.05
        36.06
        36.07
        36.08
        36.09
        36.10
        36.11
           39        $14,500,000         $14,500,000.00             $87,308.07                6.0400%           6
           41        $14,250,000         $14,250,000.00             $85,216.20                5.9760%           3
           43        $14,000,000         $14,000,000.00             $92,588.27                6.9410%           1
           47        $12,000,000         $12,000,000.00             $83,003.73                7.3900%           1
           48        $12,000,000         $12,000,000.00             $75,737.71                6.4860%           3
           50        $11,850,000         $11,850,000.00             $73,495.10                6.3190%           3
           56        $10,250,000         $10,250,000.00             $68,745.10                7.0800%           2
           57        $10,100,000         $10,100,000.00             $60,398.85                5.9760%           3
           58        $10,000,000         $10,000,000.00             $65,686.20                6.8740%           0
           59        $10,000,000         $10,000,000.00             $62,760.26                6.4320%           0
           61         $9,600,000          $9,600,000.00             $56,726.28                5.8650%           6
           62         $9,300,000          $9,300,000.00             $56,772.67                6.1690%           0
           63         $9,000,000          $9,000,000.00             $57,747.06                6.6450%           0
           67         $8,600,000          $8,600,000.00             $51,428.72                5.9760%           4
        67.01
        67.02
        67.03
        67.04
        67.05
           69         $8,325,000          $8,312,029.06             $53,697.30                6.6960%           2
           73         $7,800,000          $7,800,000.00             $51,475.20                6.9200%           0
           75         $7,500,000          $7,461,094.12             $49,781.62                6.3160%           4
           76         $7,250,000          $7,250,000.00             $47,404.71                6.8290%           3
           78         $7,000,000          $6,963,776.94             $46,523.62                6.3300%           4
           83         $6,300,000          $6,300,000.00             $41,134.25                6.8150%           1
           85         $6,000,000          $6,000,000.00             $38,995.69                6.7700%           0
           88         $5,200,000          $5,186,365.42             $31,411.03                6.0700%           3
           90         $5,000,000          $5,000,000.00             $30,009.68                6.0100%           4
           96         $3,900,000          $3,900,000.00             $23,691.77                6.1230%           6
           97         $3,900,000          $3,900,000.00             $23,480.35                6.0390%           6
           99         $3,840,000          $3,840,000.00             $23,944.05                6.3700%           3
          101         $3,750,000          $3,734,975.86             $24,188.82                6.0120%           3
       101.01
       101.02
       101.03
          118         $2,400,000          $2,400,000.00             $15,598.27                6.7700%           1
          119         $2,325,000          $2,325,000.00             $14,593.29                6.4330%           2
          122         $1,280,000          $1,275,407.25              $7,764.18                6.1090%           4


GCCFC 07-GG11
Loan ID         Original Term to Maturity (mos.)   Stated Remaining Term to Maturity (mos.)
-------------   --------------------------------   ----------------------------------------
            5                                120                                        120
            8                                 60                                         59
           11                                120                                        119
           13                                120                                        117
        13.01
        13.02
        13.03
        13.04
           14                                 60                                         59
           16                                120                                        120
           17                                 60                                         56
           19                                120                                        120
           22                                 60                                         56
           23                                120                                        115
           27                                120                                        115
           28                                120                                        115
           29                                120                                        115
           36                                112                                        111
        36.01
        36.02
        36.03
        36.04
        36.05
        36.06
        36.07
        36.08
        36.09
        36.10
        36.11
           39                                120                                        114
           41                                120                                        117
           43                                 84                                         83
           47                                120                                        119
           48                                120                                        117
           50                                120                                        117
           56                                120                                        118
           57                                120                                        117
           58                                120                                        120
           59                                120                                        120
           61                                120                                        114
           62                                120                                        120
           63                                120                                        120
           67                                 84                                         80
        67.01
        67.02
        67.03
        67.04
        67.05
           69                                120                                        118
           73                                 60                                         60
           75                                120                                        116
           76                                120                                        117
           78                                120                                        116
           83                                120                                        119
           85                                120                                        120
           88                                120                                        117
           90                                120                                        116
           96                                120                                        114
           97                                120                                        114
           99                                120                                        117
          101                                120                                        117
       101.01
       101.02
       101.03
          118                                119                                        118
          119                                120                                        118
          122                                120                                        116


GCCFC 07-GG11
Loan ID         Original Interest Only Term (mos.)   Original Amortization Term (mos.)
-------------   ----------------------------------   ---------------------------------
            5                                   84                                 360
            8                                   24                                 360
           11                                   60                                 360
           13                                   24                                 360
        13.01
        13.02
        13.03
        13.04
           14                                   60                                  NA
           16                                   60                                 360
           17                                   60                                  NA
           19                                   60                                 360
           22                                   60                                  NA
           23                                  120                                  NA
           27                                  120                                  NA
           28                                  120                                  NA
           29                                  120                                  NA
           36                                    3                                 360
        36.01
        36.02
        36.03
        36.04
        36.05
        36.06
        36.07
        36.08
        36.09
        36.10
        36.11
           39                                   60                                 360
           41                                   60                                 360
           43                                   59                                 360
           47                                   36                                 360
           48                                   36                                 360
           50                                   60                                 360
           56                                   36                                 360
           57                                   60                                 360
           58                                   12                                 360
           59                                   36                                 360
           61                                   24                                 360
           62                                   12                                 360
           63                                    0                                 360
           67                                   60                                 360
        67.01
        67.02
        67.03
        67.04
        67.05
           69                                    0                                 360
           73                                    0                                 360
           75                                    0                                 300
           76                                   24                                 360
           78                                    0                                 300
           83                                   60                                 360
           85                                   12                                 360
           88                                    0                                 360
           90                                   36                                 360
           96                                   36                                 360
           97                                   60                                 360
           99                                   84                                 360
          101                                    0                                 300
       101.01
       101.02
       101.03
          118                                   23                                 360
          119                                   24                                 360
          122                                    0                                 360


GCCFC 07-GG11
Loan ID         Remaining Interest Only Period (mos.)   Remaining Amortization Term (mos.)
-------------   -------------------------------------   ----------------------------------
            5                                      84                                  360
            8                                      23                                  360
           11                                      59                                  360
           13                                      21                                  360
        13.01
        13.02
        13.03
        13.04
           14                                      59                                   NA
           16                                      60                                  360
           17                                      56                                   NA
           19                                      60                                  360
           22                                      56                                   NA
           23                                     115                                   NA
           27                                     115                                   NA
           28                                     115                                   NA
           29                                     115                                   NA
           36                                       2                                  360
        36.01
        36.02
        36.03
        36.04
        36.05
        36.06
        36.07
        36.08
        36.09
        36.10
        36.11
           39                                      54                                  360
           41                                      57                                  360
           43                                      58                                  360
           47                                      35                                  360
           48                                      33                                  360
           50                                      57                                  360
           56                                      34                                  360
           57                                      57                                  360
           58                                      12                                  360
           59                                      36                                  360
           61                                      18                                  360
           62                                      12                                  360
           63                                       0                                  360
           67                                      56                                  360
        67.01
        67.02
        67.03
        67.04
        67.05
           69                                       0                                  358
           73                                       0                                  360
           75                                       0                                  296
           76                                      21                                  360
           78                                       0                                  296
           83                                      59                                  360
           85                                      12                                  360
           88                                       0                                  357
           90                                      32                                  360
           96                                      30                                  360
           97                                      54                                  360
           99                                      81                                  360
          101                                       0                                  297
       101.01
       101.02
       101.03
          118                                      22                                  360
          119                                      22                                  360
          122                                       0                                  356


GCCFC 07-GG11
Loan ID         Interest Accrual Method (Actual/360 or 30/360)   Administrative Fee Rate    Trustee Fee    Master Servicing Fee
-------------   ----------------------------------------------   -----------------------    -----------    --------------------
            5   Actual/360                                                       0.02072%       0.00072%                0.01000%
            8   Actual/360                                                       0.02072%       0.00072%                0.01000%
           11   Actual/360                                                       0.02072%       0.00072%                0.01000%
           13   Actual/360                                                       0.02072%       0.00072%                0.01000%
        13.01
        13.02
        13.03
        13.04
           14   Actual/360                                                       0.02072%       0.00072%                0.01000%
           16   Actual/360                                                       0.02072%       0.00072%                0.01000%
           17   Actual/360                                                       0.02072%       0.00072%                0.01000%
           19   Actual/360                                                       0.02072%       0.00072%                0.01000%
           22   Actual/360                                                       0.02072%       0.00072%                0.01000%
           23   Actual/360                                                       0.02072%       0.00072%                0.01000%
           27   Actual/360                                                       0.02072%       0.00072%                0.01000%
           28   Actual/360                                                       0.02072%       0.00072%                0.01000%
           29   Actual/360                                                       0.02072%       0.00072%                0.01000%
           36   Actual/360                                                       0.02072%       0.00072%                0.01000%
        36.01
        36.02
        36.03
        36.04
        36.05
        36.06
        36.07
        36.08
        36.09
        36.10
        36.11
           39   Actual/360                                                       0.02072%       0.00072%                0.01000%
           41   Actual/360                                                       0.02072%       0.00072%                0.01000%
           43   Actual/360                                                       0.02072%       0.00072%                0.01000%
           47   Actual/360                                                       0.02072%       0.00072%                0.01000%
           48   Actual/360                                                       0.02072%       0.00072%                0.01000%
           50   Actual/360                                                       0.02072%       0.00072%                0.01000%
           56   Actual/360                                                       0.02072%       0.00072%                0.01000%
           57   Actual/360                                                       0.02072%       0.00072%                0.01000%
           58   Actual/360                                                       0.02072%       0.00072%                0.01000%
           59   Actual/360                                                       0.05072%       0.00072%                0.01000%
           61   Actual/360                                                       0.02072%       0.00072%                0.01000%
           62   Actual/360                                                       0.02072%       0.00072%                0.01000%
           63   Actual/360                                                       0.02072%       0.00072%                0.01000%
           67   Actual/360                                                       0.02072%       0.00072%                0.01000%
        67.01
        67.02
        67.03
        67.04
        67.05
           69   Actual/360                                                       0.02072%       0.00072%                0.01000%
           73   Actual/360                                                       0.02072%       0.00072%                0.01000%
           75   Actual/360                                                       0.02072%       0.00072%                0.01000%
           76   Actual/360                                                       0.02072%       0.00072%                0.01000%
           78   Actual/360                                                       0.02072%       0.00072%                0.01000%
           83   Actual/360                                                       0.02072%       0.00072%                0.01000%
           85   Actual/360                                                       0.02072%       0.00072%                0.01000%
           88   Actual/360                                                       0.02072%       0.00072%                0.01000%
           90   Actual/360                                                       0.02072%       0.00072%                0.01000%
           96   Actual/360                                                       0.02072%       0.00072%                0.01000%
           97   Actual/360                                                       0.02072%       0.00072%                0.01000%
           99   Actual/360                                                       0.02072%       0.00072%                0.01000%
          101   Actual/360                                                       0.02072%       0.00072%                0.01000%
       101.01
       101.02
       101.03
          118   Actual/360                                                       0.02072%       0.00072%                0.01000%
          119   Actual/360                                                       0.02072%       0.00072%                0.01000%
          122   Actual/360                                                       0.02072%       0.00072%                0.01000%


GCCFC 07-GG11
Loan ID         Primary Servicing Fee    Ownership Interest (Fee/Leasehold)   Mortgage Loan Seller   Originator
-------------   ---------------------    ----------------------------------   --------------------   ----------
            5                 0.01000%   Fee Simple                           GCFP                   GCFP
            8                 0.01000%   Fee Simple                           GCFP                   GCFP
           11                 0.01000%   Fee Simple                           GCFP                   GCFP
           13                 0.01000%                                        GCFP                   GCFP
        13.01                            Fee Simple / Leasehold
        13.02                            Fee Simple
        13.03                            Leasehold
        13.04                            Fee Simple
           14                 0.01000%   Fee Simple                           GCFP                   GCFP
           16                 0.01000%   Fee Simple                           GCFP                   GCFP
           17                 0.01000%   Fee Simple                           GCFP                   GCFP
           19                 0.01000%   Fee Simple                           GCFP                   GCFP
           22                 0.01000%   Fee Simple                           GCFP                   GCFP
           23                 0.01000%   Fee Simple                           GCFP                   GCFP
           27                 0.01000%   Fee Simple                           GCFP                   GCFP
           28                 0.01000%   Fee Simple                           GCFP                   GCFP
           29                 0.01000%   Fee Simple                           GCFP                   GCFP
           36                 0.01000%                                        GCFP                   GCFP
        36.01                            Fee Simple
        36.02                            Fee Simple
        36.03                            Fee Simple
        36.04                            Fee Simple
        36.05                            Fee Simple
        36.06                            Fee Simple
        36.07                            Fee Simple
        36.08                            Fee Simple
        36.09                            Fee Simple
        36.10                            Fee Simple
        36.11                            Fee Simple
           39                 0.01000%   Fee Simple                           GCFP                   GCFP
           41                 0.01000%   Fee Simple                           GCFP                   GCFP
           43                 0.01000%   Fee Simple                           GCFP                   GCFP
           47                 0.01000%   Fee Simple                           GCFP                   GCFP
           48                 0.01000%   Fee Simple / Leasehold               GCFP                   GCFP
           50                 0.01000%   Fee Simple                           GCFP                   GCFP
           56                 0.01000%   Fee Simple                           GCFP                   GCFP
           57                 0.01000%   Fee Simple                           GCFP                   GCFP
           58                 0.01000%   Leasehold                            GCFP                   GCFP
           59                 0.04000%   Fee Simple                           GCFP                   GCFP
           61                 0.01000%   Fee Simple                           GCFP                   GCFP
           62                 0.01000%   Fee Simple                           GCFP                   GCFP
           63                 0.01000%   Leasehold                            GCFP                   GCFP
           67                 0.01000%                                        GCFP                   GCFP
        67.01                            Fee Simple
        67.02                            Fee Simple
        67.03                            Fee Simple
        67.04                            Fee Simple
        67.05                            Fee Simple
           69                 0.01000%   Fee Simple                           GCFP                   GCFP
           73                 0.01000%   Leasehold                            GCFP                   GCFP
           75                 0.01000%   Fee Simple                           GCFP                   GCFP
           76                 0.01000%   Fee Simple                           GCFP                   GCFP
           78                 0.01000%   Fee Simple                           GCFP                   GCFP
           83                 0.01000%   Fee Simple                           GCFP                   GCFP
           85                 0.01000%   Fee Simple                           GCFP                   GCFP
           88                 0.01000%   Fee Simple                           GCFP                   GCFP
           90                 0.01000%   Fee Simple                           GCFP                   GCFP
           96                 0.01000%   Fee Simple                           GCFP                   GCFP
           97                 0.01000%   Fee Simple                           GCFP                   GCFP
           99                 0.01000%   Leasehold                            GCFP                   GCFP
          101                 0.01000%                                        GCFP                   GCFP
       101.01                            Fee Simple
       101.02                            Fee Simple
       101.03                            Fee Simple
          118                 0.01000%   Fee Simple                           GCFP                   GCFP
          119                 0.01000%   Fee Simple                           GCFP                   GCFP
          122                 0.01000%   Fee Simple                           GCFP                   GCFP


GCCFC 07-GG11
Loan ID         Prepayment Type                 Crossed With Other Loans (Crossed Group)
-------------   -----------------------------   ----------------------------------------
            5   Lockout/23_Defeasance/93_0%/4   NAP
            8   Lockout/25_Defeasance/31_0%/4   NAP
           11   Lockout/25_Defeasance/91_0%/4   NAP
           13   Lockout/27_Defeasance/90_0%/3   NAP
        13.01
        13.02
        13.03
        13.04
           14   Lockout/25_Defeasance/31_0%/4   NAP
           16   Lockout/24_Defeasance/92_0%/4   NAP
           17   Lockout/28_Defeasance/28_0%/4   NAP
           19   Lockout/24_Defeasance/93_0%/3   NAP
           22   Lockout/11_> YM or 1%/45_0%/4   NAP
           23   Lockout/0_> YM or 1%/116_0%/4   NAP
           27   Lockout/29_Defeasance/87_0%/4   Yes
           28   Lockout/29_Defeasance/87_0%/4   Yes
           29   Lockout/29_Defeasance/87_0%/4   NAP
           36   Lockout/25_Defeasance/83_0%/4   NAP
        36.01
        36.02
        36.03
        36.04
        36.05
        36.06
        36.07
        36.08
        36.09
        36.10
        36.11
           39   Lockout/30_Defeasance/85_0%/5   NAP
           41   Lockout/27_Defeasance/89_0%/4   NAP
           43   Lockout/25_Defeasance/55_0%/4   NAP
           47   Lockout/25_Defeasance/92_0%/3   NAP
           48   Lockout/27_Defeasance/89_0%/4   NAP
           50   Lockout/27_Defeasance/89_0%/4   NAP
           56   Lockout/26_Defeasance/91_0%/3   NAP
           57   Lockout/27_Defeasance/89_0%/4   NAP
           58   Lockout/24_Defeasance/92_0%/4   NAP
           59   Lockout/24_Defeasance/92_0%/4   NAP
           61   Lockout/59_> YM or 1%/57_0%/4   NAP
           62   Lockout/23_Defeasance/93_0%/4   NAP
           63   Lockout/23_Defeasance/93_0%/4   NAP
           67   Lockout/28_Defeasance/52_0%/4   NAP
        67.01
        67.02
        67.03
        67.04
        67.05
           69   Lockout/26_Defeasance/90_0%/4   NAP
           73   Lockout/24_Defeasance/32_0%/4   NAP
           75   Lockout/28_Defeasance/88_0%/4   NAP
           76   Lockout/27_Defeasance/88_0%/5   NAP
           78   Lockout/28_Defeasance/88_0%/4   NAP
           83   Lockout/25_Defeasance/91_0%/4   NAP
           85   Lockout/24_Defeasance/92_0%/4   NAP
           88   Lockout/35_> YM or 1%/81_0%/4   NAP
           90   Lockout/59_> YM or 1%/57_0%/4   NAP
           96   Lockout/30_Defeasance/86_0%/4   NAP
           97   Lockout/30_> YM or 1%/86_0%/4   NAP
           99   Lockout/27_Defeasance/89_0%/4   NAP
          101   Lockout/27_Defeasance/89_0%/4   NAP
       101.01
       101.02
       101.03
          118   Lockout/25_Defeasance/91_0%/3   NAP
          119   Lockout/59_> YM or 1%/57_0%/4   NAP
          122   Lockout/28_Defeasance/88_0%/4   NAP


                                    EXHIBIT B

                  Mortgage Loan Representations and Warranties

1. Mortgage Loan Schedule. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and accurate in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

2. Legal Compliance - Origination. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit B.

3. Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, other than the rights of the holder of a related Companion Loan pursuant to a Co-Lender Agreement or a pooling and servicing agreement. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest, other than the rights of a holder of a Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement.

4. Future Advances. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the Mortgaged Property), and there is no requirement for future advances thereunder by the mortgagee.

5. Legal, Valid and Binding Obligation; Assignment of Leases. Each related Mortgage Note, Mortgage, Assignment of Leases (if contained in a document separate from the Mortgage) and other agreement that evidences or secures such Mortgage Loan and was executed in connection with such Mortgage Loan by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Assignment of Leases (as set forth in the Mortgage or in a document separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan) establishes and creates a valid and enforceable first priority assignment of, or a valid first priority security interest in, the related Mortgagor's right to receive payments due under all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the Mortgaged Property, subject to any license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, and subject to the limitations set forth above. The related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

6.    No Offset or Defense. Subject to the limitations set forth in paragraph
      (5), as of the date of its origination there was, and as of the Cut-off Date there is, no valid right of offset and no valid defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

7. Assignment of Mortgage and Assignment of Assignment of Leases. Subject to the limitations set forth in paragraph (5), each assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee (or in the case of a Non-Serviced Trust Loan, the assignment in favor of the current holder of the mortgage) constitutes the legal, valid and binding assignment from the Seller. Any assignment of a Mortgage and assignment of Assignment of Leases are recorded (or have been submitted for recording) in the applicable jurisdiction.

8. Mortgage Lien. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (and/or Ground Lease, if applicable), subject to the limitations set forth in paragraph (5) and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (c) the exceptions (general and specific) and exclusions set forth in the applicable Title Policy (described in paragraph (12) below) or appearing of record, (d) other matters to which like properties are commonly subject, (e) the right of tenants (whether under ground leases, space leases or operating leases) pertaining to the related Mortgaged Property and condominium declarations, (f) if such Mortgage Loan is cross-collateralized and cross-defaulted with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan and (g) if such Mortgage Loan is part of a Loan Group, the rights of the holder of the related Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement, none of which exceptions described in clauses (a) - (f) above, individually or in the aggregate, materially and adversely interferes with
      (1) the current use of the Mortgaged Property, (2) the security intended to be provided by such Mortgage, (3) the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or (4) the value of the Mortgaged Property. The Mortgaged Property is free and clear of any mechanics' or other similar liens or claims which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy. To the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage, unless such lien is bonded over, escrowed for or covered by insurance.

9. UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed or caused to be filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), UCC Financing Statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property, which in any event will not materially interfere with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the Mortgage
      Loan), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the limitations set forth in paragraph (5), each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. Taxes and Assessments. All real estate taxes and governmental assessments, or installments thereof, which could be a lien on the related Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. Condition of Mortgaged Property; No Condemnation. To the Seller's actual knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Cut-off Date, (a) each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and (b) there was no proceeding pending for the total or partial condemnation of such Mortgaged Property. With respect to the mortgaged properties that are located in counties in Alabama, Louisiana or Texas that, as of the Cut-off Date, are listed on the FEMA website as having been designated by FEMA for Individual Assistance or Public Assistance following Hurricane Katrina or Hurricane Rita, as of the Cut-off Date, there is no material damage.

12. Title Insurance. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (or in the case of a Mortgage Loan secured by multiple Mortgaged Properties, an allocable portion thereof) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction (the "Title Policy"), insuring the originator of the Mortgage Loan, its successors and assigns, subject only to the Title Exceptions; such originator or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record (or, with respect to a Non-Serviced Trust Loan, the holder of the Mortgage); such policy, if issued, is in full force and effect and all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required. The Title Policy contains no material exclusion for, or alternatively it insures (unless such coverage is unavailable in the relevant jurisdiction) (a) access to a public road or (b) against any loss due to encroachment of any material portion of the improvements thereon.

13. Insurance. As of the Mortgage Loan origination date, and to the actual knowledge of the Seller, as of the Cut-off Date, all insurance coverage required under the related Mortgage Loan documents was in full force and effect. Each Mortgage Loan requires insurance in such amounts and covering such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, including requirements for
      (a) a fire and extended perils insurance policy, in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or
      (ii) the initial principal balance of the Mortgage Loan (or in the case of a Loan Group, the outstanding principal balance of the Loan Group), and in any event, the amount necessary to prevent operation of any co-insurance provisions, (b) except if such Mortgaged Property is operated as a mobile home park, business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months) and (c) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders. To the actual knowledge of the Seller, as of the Cut-off Date, all premiums due and payable through the Closing Date have been paid and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, the related Mortgage Loan documents require that any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The insurance policies each contain a standard mortgagee clause naming the Seller and its successors and assigns as loss payee or additional insured, as applicable, and each insurance policy provides that they are not terminable without 30 days prior written notice to the mortgagee (or, with respect to non-payment, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. The loan documents for each Mortgage Loan
      (a) require that the Mortgagor maintain insurance as described above or permit the mortgagee to require that the Mortgagor maintain insurance as described above, and (b) permit the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required.

14. No Material Default. (A) Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed in connection with the servicing of comparable mortgage loans by prudent institutional lenders, (i) there is no material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note(s), and (ii) there is no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the related Mortgage or Mortgage Note(s), (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note(s), unless a written waiver to that effect is contained in the related Mortgage File being delivered pursuant to the Pooling and Servicing Agreement, and (C) pursuant to the terms of the related Mortgage Loan documents, no Person or party other than the holder of such Mortgage Note(s) (or with respect to a Non-Serviced Trust Loan, the applicable servicer as permitted by the applicable Lead PSA) may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note(s); provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any representation and warranty made by the Seller elsewhere in this Exhibit B (including any schedule or exhibit hereto).

15. Payment Record. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.

17.   Reserved.

18. Qualified Mortgage. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to Treasury Regulations Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. Each yield maintenance payment and prepayment premium payable under the Mortgage Loans is a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

19. Environmental Conditions and Compliance. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller or the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than or equal to 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation,
      (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and a qualified environmental consulting firm recommended no further investigation or remediation.

20. Customary Mortgage Provisions. Each related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain customary and enforceable provisions, subject to the limitations and exceptions set forth in paragraph (5) and applicable state law for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

21. Bankruptcy. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

22. Whole Loan; No Equity Participation, Contingent Interest or Negative Amortization. Except with respect to a Mortgage Loan that is part of a Loan Group, each Mortgage Loan is a whole loan. None of the Mortgage Loans contain any equity participation, preferred equity component or shared appreciation feature by the mortgagee nor does any Mortgage Loan provide the mortgagee with any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

23. Transfers and Subordinate Debt. Subject to certain exceptions which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each Mortgage Loan contains a "due on sale" or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage or complying with the requirements of the related Mortgage Loan documents, (a) the related Mortgaged Property, or any controlling or majority equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents (iii) transfers of less than a controlling interest in a Mortgagor, (iv) a substitution or release of collateral within the parameters of paragraph
      (26) below, or, (v) the enforcement of rights by a mezzanine lender in connection with any mezzanine debt which existed or is permitted under the related Mortgage Loan documents, or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination or is permitted under the related Mortgage Loan documents, (ii) debt secured by furniture, fixtures, equipment and other personal property in the ordinary course of business or (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan. Except as related to
      (a)(i), (ii), (iii), (iv) or (v), above, no Mortgage Loan may be assigned by the Mortgagor to another entity without the mortgagee's consent.

24. Waivers and Modification. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

25. Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate of the originator during the 12 month period prior to the related origination date.

26. Releases of Mortgaged Property. (A) Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage; and (B) the terms of the related Mortgage Loan documents do not permit the release of any portion of the Mortgaged Property from the lien of the Mortgage except (i) in consideration of payment in full therefor, (ii) in connection with the substitution of all or a portion of the Mortgaged Property in exchange for delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, (iii) where such portion to be released was not considered material for purposes of underwriting the Mortgage Loan and such release was contemplated at origination, (iv) conditioned on the satisfaction of certain underwriting and other requirements, including payment of a release price representing adequate consideration for such Mortgaged Property or the portion thereof to be released, or (v) in connection with the substitution of a replacement property in compliance with REMIC Provisions.

27. Local Law Compliance. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or other due diligence considered reasonable by prudent commercial mortgage lenders, taking into account the location of the Mortgaged Property, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by the Title Policy or a law and ordinance insurance policy or
      (ii) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

28. Improvements. To the Seller's actual knowledge based on the Title Policy or surveys obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the related Title Policy) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by the related Title Policy).

29. Single Purpose Entity. With respect to each Mortgage Loan with a Cut-off Date Balance in excess of $5,000,000 the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

30. Advance of Funds. (A) After origination, the Seller has not, directly or indirectly, advanced any funds to the Mortgagor, other than pursuant to the related Mortgage Loan documents; and (B) to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note.

31. Litigation or Other Proceedings. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect (i) such Mortgagor's ability to pay its obligations under the Mortgage Loan, (ii) the security intended to be provided by the Mortgage Loan documents or (iii) the current use of the Mortgaged Property.

32. Trustee Under Deed of Trust. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. Usury. The Mortgage Loan and the interest contracted for (exclusive of any default interest, late charges, Yield Maintenance Charge or prepayment premiums) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Other Collateral. Except with respect to the Companion Loan of any Loan Group or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, to the Seller's knowledge, the related Mortgage Note is not secured by any collateral that secures a loan that is not a Mortgage Loan.

35. Flood Insurance. If the improvements on the Mortgaged Property are located in a federally designated special flood hazard area, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

36. Escrow Deposits. All escrow deposits and payments required to be deposited with the Seller or its agent in accordance with the Mortgage Loan documents have been (or by the Closing Date will be) so deposited, are in the possession of or under the control of the Seller or its agent (or, with respect to a Non-Serviced Trust Loan, in the possession of or under the control of the Lead Trustee or its agent under the applicable Lead
      PSA), and there are no deficiencies in connection therewith.

37. Licenses and Permits. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial lending institutions considering the related geographic area and properties comparable to the related Mortgaged Property, (i) as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, (ii) as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

38. Organization of Mortgagors; Affiliation with other Mortgagors. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross defaulted with another Mortgage Loan, no Mortgage Loan has a Mortgagor that is an affiliate of another Mortgagor.

39. Fee Simple Interest. Except with respect to the Mortgage Loans listed on Exhibit B-39, the Mortgage Loan is secured in whole or in material part by the fee simple interest in the related Mortgaged Property.

40. Recourse. Each Mortgage Loan is non-recourse to the related Mortgagor except that the Mortgagor has agreed to be liable with respect to losses incurred due to (i) fraud and/or other intentional material misrepresentation, (ii) misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, (iii) misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or (iv) breach of the environmental covenants in the related Mortgage Loan documents.

41. Access; Tax Parcels. Each Mortgaged Property (a) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities, water and sewer (or septic facilities) and (c) constitutes one or more separate tax parcels.

42. Financial Statements. Each Mortgage requires the Mortgagor to provide the mortgagee with operating statements and rent rolls on an annual (or more frequent) basis or upon written request.

43. Defeasance. If the Mortgage Loan is a Defeasance Loan, the Mortgage Loan documents (A) permit defeasance (1) no earlier than two years after the Closing Date, and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note through the related maturity date (or the first day of the open period) and the balloon payment that would be due on such date, (B) require the delivery of (or otherwise contain provisions pursuant to which the mortgagee can require delivery of) (i) an opinion to the effect that such mortgagee has a first priority perfected security interest in the defeasance collateral, (ii) an accountant's certification as to the adequacy of the defeasance collateral to make all payments required under the related Mortgage Loan through the related maturity date (or the first day of the open period) and the balloon payment that would be due on such date, (iii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iv) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates and
      (C) contain provisions pursuant to which the mortgagee can require the Mortgagor to pay expenses associated with a defeasance (including rating agencies' fees, accountant's fees and attorneys' fees). Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages.

44. Authorization in Jurisdiction. To the extent required under applicable law and necessary for the enforcement of the Mortgage Loan, as of the date of origination and at all times it held the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located.

45. Capital Contributions. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan documents.

46. Subordinate Debt. Except with respect to the Companion Loan of any Loan Group or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, none of the Mortgaged Properties are encumbered and none of the Mortgage Loan documents permit the related Mortgaged Property to become encumbered, without the prior written consent of the holder of the Mortgage Loan or as described above in clause (23), by any lien securing the payment of money junior to, of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-off Date).

47. Ground Lease Representations and Warranties. With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by the corresponding fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

            A. Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            B. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            C. Subject to the limitations on enforceability set forth in Paragraph 5, such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except that termination or cancellation without such consent may be binding on the mortgagee if (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            D. To the actual knowledge of the Seller, on the Closing Date such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (i) there is no material default, and
      (ii) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit B or in any of the exceptions to the representations and warranties in Schedule A hereto.

            E. The Ground Lease or ancillary agreement between the lessor and the lessee (i) requires the lessor to give notice of any default by the lessee to the mortgagee and (ii) provides that no notice given is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the ground lease or ancillary agreement.

            F. Based on the Title Policy, the Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, other than the ground lessor's fee interest and Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            G. The mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any curable default under such Ground Lease after receipt of notice of such default before the lessor thereunder may terminate such Ground Lease.

            H. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date or if such Mortgage Loan is fully amortizing, extends not less than 10 years after the amortization term for the Mortgage Loan.

            I. Under the terms of the Ground Lease and the related Mortgage Loan documents (including, without limitation, any estoppel or consent letter received by the mortgagee from the lessor), taken together, any related insurance proceeds or condemnation award (other than de minimis amounts for minor casualties or in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage
      Loan).

            J. The Ground Lease does not restrict the use of the related Mortgaged Property by the lessee or its successors or assigns in a manner that would materially adversely affect the security provided by the related mortgage.

            K. The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender.

            L. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

48.   With respect to each Mortgage Loan in the Multifamily Loan Group:

            A. Location of Properties. Each Mortgaged Property securing a Mortgage in the Multifamily Loan Group is located in the United States or in its territories (Puerto Rico, the U.S. Virgin Islands, Guam).

            B. Number of Units. Each Mortgage in the Multifamily Loan Group is secured by a Mortgaged Property or properties each of which contains at least five dwelling units.

            C. Construction Completed. Each Mortgaged Property financed by a Mortgage in the Multifamily Loan Group that is secured by a newly-constructed property has achieved a percentage of physical occupancy of more than 65% as indicated in Annex A to the Prospectus Supplement.

            D. Dwelling Units. For each Mortgaged Property financed by a Mortgage in the Multifamily Loan Group, a certificate of occupancy has been collected or confirmation that the certificate of occupancy has been issued by the appropriate authority has been obtained.

            E. Mixed Use Properties. Mortgages in the Multifamily Loan Group are secured by properties that have both a housing component and a non-housing component meet all of the following requirements:

                        (A) The physical plan consists of:

                              (1) A single structure; or

                              (2) Multiple Structures, some of which contain
                        mixed uses but none of which is entirely non-residential; or

                              (3) Multiple Structures most of which are entirely
                        residential, but one or a small number of which consist of retail stores primarily intended to serve residents of the project.

                        (B) The aggregate gross commercial income does not
                  exceed 20% of the estimated total gross income.

            F. RV parks. The Multifamily Loan Group contains no Mortgages on manufactured housing parks where the aggregate gross income from homesites for dwelling units that re not permanently attached to homesites, such as recreational vehicles, does not exceed 20% of the estimated total gross income.

            G. Property Types. Except for any portion of a Mortgaged Property that contains non-residential uses identified in paragraph E above, all of the properties securing the Mortgages in the Multifamily Loan Group are being operated as multifamily rental housing (which may include student housing, seniors housing as described above, or mixed-use properties as described above), cooperative housing or manufactured housing parks and none of the properties securing the Mortgages in the Multifamily Loan Group are hotel properties or provide daily rentals.

            H. Use. The Mortgage Loan documents for each mortgage in the Multifamily Loan Group contain covenants that prohibit a change of use of the Mortgaged Property securing such mortgage without the mortgagee's prior consent.

49. Franchisor Comfort Letters. With respect to each Mortgage Loan secured by a hospitality property with respect to which a franchisor comfort letter exists, (A) (i) such comfort letter is freely assignable and (ii) all steps necessary for the Trust to have the full benefit of the comfort letter have been taken or shall be taken by the Seller within the timeframes contemplated under such comfort letter, including, without limitation, notification by the Seller to the franchisor of any such assignment, or (B) the related franchisor has delivered to the Trustee a replacement comfort letter in favor of the Trust containing the same terms and conditions as the original comfort letter.

                                    EXHIBIT C

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

            Numerical references are to the corresponding Mortgage Loan representations and warranties set forth in Exhibit B to the Mortgage Loan Purchase Agreement. Numbers and titles correspond to the representation number and corresponding titles in the related Mortgage Loan representations and warranties. The loan numbers correspond to the control numbers listed in Annex A to the Prospectus Supplement.

            Any exception listed below in respect of a particular representation or warranty shall also be deemed to apply to any other applicable representation or warranty.

--------------------------------------------------------------------------------
5.    Legal, Valid and Binding Obligation; Assignment of Leases
--------------------------------------------------------------------------------
      Loan 8, Hyatt Regency Milwaukee: The security interest consists of an assignment of all the rental income from the operating tenant under the operating lease.
--------------------------------------------------------------------------------
8.    Mortgage Lien
--------------------------------------------------------------------------------
      Loan 13, Drinkard Portfolio: With respect to the Hazard Village property, two restaurant tenants (Wendy's and Moore's Seafood (d/b/a Captain Ds)) each have a right of first refusal under its respective lease to purchase its respective pad. Under the Wendy's lease, the tenant has a right of first refusal in the event of any voluntary sale, transfer or disposition of the Wendy's pad. The right of first refusal does not apply to a sale of the entire shopping center. The Moore's Seafood right of first refusal applies in the event the property becomes available for sale. Both tenants executed subordination, non-disturbance agreements, which subordinated the leases to the mortgage. In addition, the borrower is under a post closing obligation to use commercial reasonable efforts to obtain new subordination, non-disturbance agreements, which provide that the rights of first refusal do not apply to the exercise by the lender of its remedies under the loan documents.
--------------------------------------------------------------------------------
9.    UCC Filings
--------------------------------------------------------------------------------
      Loan 8, Hyatt Regency Milwaukee: The lender does not have a direct pledge of all personal property used in the operation of the property to the extent the operating tenant owns such property. The operating tenant has pledged all of its interest in such property to the borrower as security for its performance under the operating lease, and the borrower has pledged to the lender all of its interest in such property. All such pledges of personal property are the subject of filed UCC-1 Financing Statements.
--------------------------------------------------------------------------------
13.   Insurance
--------------------------------------------------------------------------------
      Loan 88, Walgreens - Northport: The Walgreens, single tenant, is permitted to self-insure.
--------------------------------------------------------------------------------
23.   Transfers and Subordinate Debt
--------------------------------------------------------------------------------
      Loan 16, Doubletree Hotel Memphis: Transfers of stock in Corporate Property Associates 16-Global Incorporated are permitted without limitation so long as such entity is publicly traded. Transfers of direct and indirect interests in borrower are permitted provided that following such transfers the borrower is controlled and at least 51% of beneficial interest in borrower are owned by either or a combination of (i) W.P. Carey & Co. LLC, (ii) entities controlling, controlled by and under common control with W.P. Carey & Co. LLC, (iii) Watermark Capital Partners and/or
      (iv) entities (a) controlling, controlled by and under common control with Watermark Capital Partners and (b) owned at least 51% by Watermark Capital Partners.
--------------------------------------------------------------------------------
27.   Local Law Compliance
--------------------------------------------------------------------------------
      Loan 13, Drinkard Portfolio: With respect to the Marktplatz property, the related borrower has appealed a dismissal of a zoning challenge, which was initiated by a neighboring property owner arguing that the City of Cullman, Alabama failed to follow proper notice requirements when the Markplatz property was re-zoned at the time the property was improved with the shopping center. The lower court ruled in favor of the defendants, but the case has been appealed to the Alabama Supreme Court and the appeal is currently pending. The lender received a zoning opinion from the borrower's zoning counsel in connection with the origination of the loan, which opined that in the event the zoning ordinance was overturned the property would constitute a legal, non-conforming structure and would be rebuildable in the event of a casualty.
--------------------------------------------------------------------------------
31.   Litigation or Other Proceedings
--------------------------------------------------------------------------------
      Loan 13, Drinkard Portfolio: With respect to the Marktplatz property, the related borrower has appealed a dismissal of a zoning challenge, which was initiated by a neighboring property owner arguing that the City of Cullman, Alabama failed to follow proper notice requirements when the Markplatz property was re-zoned at the time the property was improved with the shopping center. The lower court ruled in favor of the defendants, but the case has been appealed to the Alabama Supreme Court and the appeal is currently pending. The lender received a zoning opinion from the borrower's zoning counsel in connection with the origination of the loan, which opined that in the event the zoning ordinance was overturned the property would constitute a legal, non-conforming structure and would be rebuildable in the event of a casualty.
--------------------------------------------------------------------------------
37.   Licenses and Permits
--------------------------------------------------------------------------------
      Loan 16, Doubletree Hotel Memphis: Certificate of occupancy for the parking garage structure could not be located. According to the zoning report obtained in connection with the origination of the Mortgage Loan, the absence of a certificate of occupancy in the applicable government files will not give rise to an enforcement action.
--------------------------------------------------------------------------------
43.   Defeasance
--------------------------------------------------------------------------------
      Loan 39, 696 Hampshire Road: The related promissory note does not reference Treas. Reg. Sec. 1.860G-2(a)(8)(i). The related promissory note does not specifically state that defeasance shall be permitted only to facilitate the disposition of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.
--------------------------------------------------------------------------------
      Loan 27, 530 Davis: The Mortgage Loan documents permit the partial defeasance of the Mortgage Loan in connection with the total defeasance of the Mortgage Loan that is cross collateralized and cross defaulted with the Mortgage Loan in an amount up to 15% of the original principal balance. In addition, in connection with the defeasance of the Mortgage Loan, the Mortgage Loan documents require the partial defeasance of the Mortgage Loan that is cross collateralized and cross defaulted with the Mortgage Loan in an amount equal to 15% of such Mortgage Loan.
--------------------------------------------------------------------------------
      Loan 28, 630 Davis: The Mortgage Loan documents permit the partial defeasance of the Mortgage Loan in connection with the total defeasance of the Mortgage Loan that is cross collateralized and cross defaulted with the Mortgage Loan in an amount up to 15% of the original principal balance. In addition, in connection with the defeasance of the Mortgage Loan, the Mortgage Loan documents require the partial defeasance of the Mortgage Loan that is cross collateralized and cross defaulted with the Mortgage Loan in an amount equal to 15% of such Mortgage Loan.
--------------------------------------------------------------------------------
46.   Subordinate Debt.
--------------------------------------------------------------------------------
      Loan 61, Tenaya Quail East: The Mortgagor is permitted to incur subordinate debt, subject to certain conditions, including, but not limited to (i) the combined loan-to-value ratio does not exceed 75%, (ii) the combined debt service coverage ratio is not less than 1.20x, (iii) receipt of a REMIC opinion of secured by second-priority mortgage and (iv) an subordination agreement is executed; provided that the subordinate debt may not be secured by the Mortgaged Property without the approval of the servicer and each rating agency.
--------------------------------------------------------------------------------
      Loan 16, Doubletree Hotel Memphis: The loan documents permit unsecured loans ("Subordinate Intercompany Loans") to the borrower from the equity owners of the borrower ("Subordinate Intercompany Creditors"), provided, that (i) such Subordinate Intercompany Loans (a) are used solely either
      (1) to finance borrower's acquisition of the Property (and Corporate Property Associates 16-Global Incorporated made an unsecured loan to the borrower in the amount of $5,583,058 at closing for this purpose) or (2) for future capital investments in borrower, provided, that the aggregate amount of Subordinate Intercompany Loans outstanding at any one time under this subclause (2) shall not exceed $4,100,000, (b) are in all respects by their terms subordinate to the obligations and the Loan Documents, (c) are payable only from excess cash flow from the Property after payment of all amounts due and owing under the Loan Documents and all outstanding trade debt or other obligations of borrower, excepting those obligations which are not past due and for which borrower has set aside sufficient working capital reserves to pay the same as and when due, (d) do not mature prior to the maturity date, and (ii) each Subordinate Intercompany Creditor executes a subordination and standstill agreement in substantially the form attached to the loan agreement.
--------------------------------------------------------------------------------
      Loan 27, 530 Davis: The Mortgage Loan documents permit a future subordinate mortgage loan at any time following the closing, which may be secured by a junior lien on the Mortgaged Property, subject to the satisfaction of certain conditions, including, but not limited to, a debt service coverage ratio of at least 1.15x (based on the aggregate of the loan, any mezzanine loan and the subordinate mortgage loan) and a combined loan-to-value ratio not to exceed 80% (including the loan, any mezzanine loan and the subordinate mortgage loan).
--------------------------------------------------------------------------------
      Loan 28, 630 Davis: The Mortgage Loan documents permit a future subordinate mortgage loan at any time following the closing, which may be secured by a junior lien on the Mortgaged Property, subject to the satisfaction of certain conditions, including, but not limited to, a debt service coverage ratio of at least 1.15x (based on the aggregate of the loan, any mezzanine loan and the subordinate mortgage loan) and a combined loan-to-value ratio not to exceed 80% (including the loan, any mezzanine loan and the subordinate mortgage loan).
--------------------------------------------------------------------------------
47.   Ground Leases Representations and Warranties
--------------------------------------------------------------------------------
C. Loan 48, Aeia Town Square: The Ground Lease does not provide that it may not be amended or modified without the lender's consent.
--------------------------------------------------------------------------------
E. Loan 99, Walgreens -Madison: The Ground Lease does not provide that no notice given is effective against the mortgagee unless given in the manner prescribed in the Ground Lease.
--------------------------------------------------------------------------------

I. Loan 13, Drinkard Portfolio: With respect to the Ground Leases affecting Hazard Village, the related estoppel certificates require the insurance proceeds to be disbursed in accordance with the terms of the loan documents.

      The Black Gold Plaza Ground Lease with Jack Hollow Trust provides that the tenant will either (i) repair and restore the premises (in such manner as tenant or its leasehold lender may require or deem appropriate) or (ii) raze the damaged improvements. Any insurance proceeds received by the tenant as a result of casualty loss will be the property of the tenant unless the tenant elects not to repair or restore the improvements, in which event the balance of the insurance proceeds after (1) payment of the cost of razing the damaged improvements, (2) payment in full of any leasehold mortgages, (3) cost of collection of proceeds, (4) return to tenant of any equity in the premises, will be divided between landlord and tenant on the basis that landlord will receive that percentage of the net proceeds equal to the percentage of the term that has expired at the time of the damage or destruction. Condemnation awards will be apportioned so that the value of the leasehold and improvements are paid to the tenant and the value of the fee is paid to the landlord.
--------------------------------------------------------------------------------
L. Loan 48, Aeia Town Square: The respect to both Ground Leases, the ground lessor is not required to enter into a new lease upon termination of such Ground Lease. The sponsor of the Mortgagor has provided a personal recourse guaranty in the event that a Ground Lease is terminated and the parties do not enter into a new Ground Lease.
--------------------------------------------------------------------------------

                                  Exhibit B-39

              Mortgage Loans Secured By A Leasehold Interest In All
             Or A Material Portion Of The Related Mortgaged Property
             -------------------------------------------------------

                Loan No.            Mortgage Loan/Mortgaged Property
             -------------         -----------------------------------
                 13.01             Drinkard Portfolio/Hazard Village
                 13.03             Drinkard Portfolio/Black Gold Plaza
                 48                Aeia Town Square
                 58                Homewood Suites Oakland
                 63                Hotel Metropole
                 73                Moorpark Hotel
                 99                Walgreens - Madison